SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 16, 2003


                                POWER2SHIP, INC.
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               (Exact name of registrant as specified in Charter)


            Nevada                      0-25753                  87-0449667
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State or other jurisdiction            (Commission             (IRS employer
     of incorporation)                  file no.)           identification no.)




          10400 Griffin Road, Suite 101, Fort Lauderdale, Florida 33328
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               (Address of Principal Executive Offices) (Zip Code)



            Registrant's telephone number, including area code (954) 680-6608


                            JAGUAR INVESTMENTS, INC.
               545 8th Avenue, Suite 401, New York, New York 10018
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.  Changes in Registrant's Certifying Accountant.

         Power2Ship, Inc. (the "Company") filed a Current Report on Form 8-K on May 2, 2003, disclosing that Liebman Goldberg & Drogin, LLP ("LGD"), by letter dated April 28, 2003, was dismissed as the independent accountants for the Company, and that the Company engaged Sweeney Gates & Co. ("SGC") as its new independent accountants as of April 28, 2003.

         The Company requested that LGD furnish it with a letter addressed to the Securities and Exchange Commission stating whether LGD agrees with the Company's disclosures as set forth in the Current Report on Form 8-K filed on May 2, 2003. The requested letter from LGD is attached hereto as an Exhibit.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  16 Letter from Liebman Goldberg & Drogin, LLP dated May 16, 2003.































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Power2Ship, Inc.


                                                  By: /s/ Richard Hersh
                                                      --------------------------
                                                  Name:  Richard Hersh
                                                  Title: Chief Executive Officer



Dated: May 16, 2003







































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